Exhibit 10.9

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is entered into as of May 13, 2011 between LIGHTING SCIENCE GROUP CORPORATION, a Delaware corporation (the “Company”), and AL BAWARDI ENTERPRISES LLC, organized under the laws of the jurisdiction of United Arab Emirates (the “Purchaser”).

WHEREAS, the Purchaser has agreed to purchase 387,500 shares (the “Purchased Shares”) of the Company’s common stock, par value US$0.001 per share (“Common Stock”), at a price of US$4.00 per share (the “Purchase Price”), and for the aggregate consideration of US$1,550,000.00 (the “Consideration”).

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1. Purchase and Sale of Common Stock. The Company is offering the Purchased Shares in a private placement offering of securities exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to the Purchaser who is not a “U.S. Person” as defined in Regulation S (“Regulation S”) promulgated under the Securities Act (the “Offering”). The Purchaser shall purchase from the Company and the Company shall sell to such Purchaser the Purchased Shares in accordance with the terms and conditions of this Agreement.

2. Payment for Common Stock; Delivery of Certificate. No later than ten (10) days from the date hereof, the Purchaser shall transmit, or cause to be transmitted, by wire transfer of immediately available funds in U.S. dollars to the Company, in accordance with the wire transfer instructions previously delivered to the Purchaser, an amount equal to the Consideration. On or promptly following the date such payment is transmitted by the Purchaser to the Company, the Company shall deliver to the Purchaser in accordance with this Agreement a certificate representing the Purchased Shares.

3. Company Representations and Warranties. The Company represents and warrants that as of the date hereof:

(a) The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and carry on its business as presently conducted.

(b) The issuance, sale and delivery of the Purchased Shares in accordance with this Agreement have been duly authorized by all necessary corporate action on the part of the Company.

(c) This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Company does not and will not conflict with, violate or cause a breach of, any agreement, contract or instrument to which the Company is a party or any judgment, order or decree to which the Company is subject.

(d) Schedule 3(d) attached hereto sets forth a true, complete and correct listing, as of May 5, 2011, of all of the Company’s outstanding: (i) shares of Common Stock and (ii) securities convertible into or exchangeable for shares of Common Stock (the “Derivative Securities”), including the applicable exercise price of such Derivative Securities, other than any Derivative Securities issued pursuant to the Company’s Amended and Restated Equity-Based Compensation Plan or the Company’s 2011 Employee Stock Purchase Plan (the “Management Equity”). Except as set forth in Schedule 3(d) and except for any Management Equity, the Company has no other outstanding equity securities.

(e) SEC Reports; Financial Statements

i.	As of its filing date, the Form 10-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 1, 2011 (such filing, the “Company SEC Document”) complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Sarbanes-Oxley Act of 2002, as the case may be, including, in each case, the rules and regulations promulgated thereunder.

ii.	Except to the extent that information contained in the Company SEC Document has been revised or superseded by a document the Company subsequently filed with the SEC, the Company SEC Document does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

iii.	The financial statements (including the related notes thereto) included in the Company SEC Document comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates thereof and their respective consolidated results of operations and cash flows for the periods then ended, all in accordance with GAAP and the applicable rules and regulations promulgated by the SEC. Since April 1, 2011, the Company has not made any change in the accounting practices or policies applied in the preparation of its financial statements, except as required by GAAP, the rules of the SEC or policy or applicable law.

iv.	Subsequent to the filing of the Company SEC Document with the SEC, there has been no material and adverse change or development, or event involving such a prospective change, in the condition, business, properties or results of operations of the Company and its subsidiaries.

(f) The Company is a “Reporting Issuer” as defined in Regulation S and is not an investment company registered or required to register as such under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”).

(g) The Common Stock is a class of securities registered under Section 12(g) of the Exchange Act, and the Company has filed all reports and documents required to be filed pursuant to the Exchange Act for a period of at least 12 months preceding the date hereof. All documents filed by the Company with the SEC pursuant to the Exchange Act for its most recent full fiscal year and subsequent thereto are available from the Company.

(h) The Company has not offered the Purchased Shares to any persons in the United States nor to any U.S. Person nor to any identifiable group or groups of U.S. citizens in the United States or abroad.

(i) The Company intends to list its shares of Common Stock on the NASDAQ stock market in connection with its currently pending firm commitment underwritten public offering (Registration No. 333-172165) co-managed by Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC (the “Re-IPO”), which is currently scheduled to occur on or before July 31, 2011.

4. Purchaser Representations and Warranties. The Purchaser represents and warrants to the Company that as of the date hereof:

(a) The Purchaser has been duly formed and validly exists as a corporation or other legal entity in good standing under the laws of the jurisdiction of incorporation set forth above. The Purchaser is not organized under the laws of the United States, is not a U.S. Person, and is not an “affiliate” of the Company as that term is used in the regulations promulgated under the Securities Act, nor associated with any individual or entity that may be deemed an “affiliate” of the Company as of the date hereof.

(b) The Purchaser has the full power and authority to purchase, acquire and accept delivery of the Purchased Shares.

(c) This Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Purchaser does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Purchaser is a party or any judgment, order or decree to which the Purchaser is subject.

(d) The Purchaser acknowledges that this Agreement and the Purchased Shares are being sold in reliance upon the transactional exemption afforded by Regulation S in connection with an offshore offer and sale of securities of the Company not within or subject to the jurisdiction of the United States markets.

(e) The Purchaser was not formed for the purpose of investing in securities offered pursuant to the exemption provided by Regulation S or formed for the purpose of participating in this Offering. The Purchaser is not registered as an issuer under the Securities Act and is not required to be registered with the SEC under the 1940 Act. The Purchaser is purchasing the Purchased Shares for its own account, for investment purposes, and not on behalf of any U.S. Person or with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws.

(f) The Purchaser has not received any general solicitation or advertising regarding the Offering or this Agreement.

(g) Purchaser has not received any offer to purchase shares of Common Stock in the United States. At the time of the execution of this Agreement and, to the best knowledge of the Purchaser, at the time the Offering originated, the Purchaser was located and resident outside the United States.

(h) Neither the Purchaser, nor any of its affiliates, nor any person acting on its behalf or on behalf of any such affiliate has engaged in any activity undertaken for the purpose of, or that reasonably could be expected to have the effect of, conditioning the markets in the United States for the Common Stock or for any securities that are convertible into or exercisable for Common Stock, including but not limited to effecting any sale or short sale of the Company’s securities through the Purchaser or any of its affiliates prior to the expiration of any restricted period contained in Regulation S (any such activity being defined herein as a “Directed Selling Effort”).

(i) To the best knowledge of the Purchaser, this Agreement and the transactions contemplated herein are not part of a plan or scheme to evade the registration provisions of the Securities Act. The Purchaser has agreed that all offers and sales of securities pursuant to this Offering prior to the date hereof and through the expiration of any restricted period set forth in Regulation S (as the same may be amended from time to time hereafter) shall not be made to U.S. Persons or for the account or benefit of U.S. Persons and shall otherwise be made in compliance with the provisions of Regulation S and any other applicable provisions of the Securities Act.

(j) The Purchaser acknowledges that: (i) this Offering and the Purchased Shares have not been registered under the Securities Act or otherwise registered or qualified under the securities laws of any state or foreign jurisdiction and the transferability hereof and thereof within the jurisdiction of the United States is restricted by the Securities Act as well as such state and foreign laws and (ii) no public agency has passed upon the accuracy or adequacy of any information provided to Purchaser or the fairness of the terms of its investment in its Purchased Shares.

(k) The Purchaser is sophisticated in financial matters and is able to evaluate the risks and benefits of an investment in the Purchased Shares. The Purchaser understands and acknowledges that such investment is a speculative venture, involves a high degree of risk and is subject to risk of complete loss. The Purchaser has carefully considered and has, to the extent the Purchaser deems necessary, discussed with the Purchaser’s professional legal, tax, accounting and financial advisers the suitability of its investment in the Purchased Shares and is able to bear the economic risk of its investment in the Purchased Shares for an indefinite period of time.

(l) The Purchaser has had an opportunity to ask questions and receive answers concerning the terms and conditions of the Offering, has had full access to such other information concerning the Company as has been requested and has had the opportunity to consult with its legal counsel concerning this Agreement and Regulation S.

(m) The Purchaser is an “accredited investor” as that term is defined under the Securities Act and Regulation D promulgated thereunder, as amended by Section 413 of the Private Fund Investment Advisers Registration Act of 2010 and any applicable rules or regulations or interpretations thereof promulgated by the SEC or its staff.

5. Additional Covenants of Purchaser.

(a) Concurrently with the execution of this Agreement, Purchaser shall execute and deliver a lock-up agreement in the form attached hereto as Exhibit A.

(b) The Purchaser agrees that, following the expiration of any restricted period provided by Regulation S, the Purchased Shares shall only be resold within the jurisdiction of the United States or to U.S. Persons by or for the account of the parties hereto: (i) pursuant to a registration statement under the Securities Act, or (ii) if applicable, pursuant to an exemption from such registration in which case the Company may require an opinion of counsel satisfactory to the Company to the effect that such transfer may be made pursuant to an applicable exemption under the Securities Act.

(c) Neither the Purchaser, nor any of its affiliates, nor any person acting on its behalf or any behalf of any such affiliate will, from the date hereof through the expiration of any restricted period contained in Regulation S, engage in any Directed Selling Effort.

(d) The Purchaser shall not make any sale, transfer or other disposition of the Purchased Shares, including any hedging transaction, in violation of the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder or any applicable state securities laws.

6. Legends. Purchaser agrees that the certificate for the Purchased Shares will contain a legend substantially as follows:

“THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

Subject to any lock-up or other similar agreement that may apply to the Purchased Shares, including any distribution compliance period required by Regulation S, the requirement that the Purchased Shares contain the legend set forth above in this Section 6 shall cease and terminate upon the earlier of (i) when such shares are transferred pursuant to Rule 144 under the Securities Act or (ii) when such shares are transferred in any other transaction if the transferor delivers to the Company a written opinion of counsel (which opinion and counsel shall be reasonably satisfactory to the Company) to the effect that such legend is no longer necessary in order to protect the Company against a violation by it of the Securities Act upon any sale or other disposition of such shares without registration thereunder. Upon the consummation of an event described in (i) or (ii) above, the Company, upon surrender of certificates containing such legend, shall, at its own expense, deliver to the holder of any such shares as to which the requirement for such legend shall have terminated, one or more new certificates evidencing such shares not bearing such legend.

7. Subsequent Registered Equity Sales. If the Company sells shares of Common Stock in the Re-IPO at a price per share of Common Stock (the “Offering Price”) that is less than the Purchase Price, then the Company shall promptly issue additional shares (the “Additional Shares”) of Common Stock to the Purchaser. The amount of such Additional Shares shall be determined in accordance with the following formula:

Additional Shares = (Consideration / Offering Price) - Purchased Shares

Notwithstanding the foregoing, the Company’s obligation to issue Additional Shares, if any, shall cease upon the first anniversary of the date of this Agreement.

8. General Provisions.

(a) Choice of Law. The laws of the State of New York without reference to the conflict of laws provisions thereof, will govern all questions concerning the construction, validity and interpretation of this Agreement.

(b) Legal Expenses. Each party to this Agreement shall be solely responsible for its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

(c) Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company and Purchaser.

(d) Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which shall constitute a single agreement.

(e) Acceptance by the Company. It is understood that this subscription is not binding on the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and shall be noted by execution of this Agreement by the Company where indicated.

(f) Stockholder. The Purchaser hereby acknowledges that, once accepted by the Company, this subscription is not revocable by the Purchaser. The Purchaser agrees that, if this subscription is accepted, the Purchaser shall, and the Purchaser hereby elects to: (i) become a stockholder of the Company; (ii) be bound by the terms and provisions hereof; and (iii) execute any and all further documents when and as reasonably requested by the Company in connection with the transactions contemplated by this Agreement.

(g) Publicity. Except as otherwise required by law, the Company hereby agrees and accepts that it shall not refer to the Purchaser or its affiliates and/or the Purchaser’s investment in the Company for any marketing purposes in relation to subsequent securities offerings without having obtained the Purchaser’s prior approval thereof.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first written above.

PURCHASER:		COMPANY:

AL BAWARDI ENTERPRISES LLC		LIGHTING SCIENCE GROUP CORPORATION

By:	/s/ Michael Latefi	By:	/s/ Gregory T. Kaiser
Name:	Michael Latefi	Name:	Gregory T. Kaiser
Title:	Chief Financial Officer	Title:	Chief Financial Officer

Signature Page to Subscription Agreement